SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Under Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2007

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15317	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14040 Danielson Street

Poway, California 92064-6857

(Address of Principal Executive Offices)

(858) 746-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Disclosure of Results of Operations and Financial Condition.

On April 23, 2007, we issued the press release attached as Exhibit 99.1. It is incorporated into this report by reference. The press release describes the results of our operations for the quarter ended March 31, 2007.

Item 8.01	Other Information

On April 23, 2007, we announced a worldwide voluntary product recall of approximately 300,000 of our 58 flow generators. The press release containing this announcement is attached as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibits:	Description of Document
99.1	Press Release dated April 23, 2007, regarding results of operations
99.2	Press Release dated April 23, 2007 regarding voluntary recall

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SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

Date: April 23, 2007	RESMED INC.
(registrant)

By:
	Name:	David Pendarvis
	Its:	Sr. Vice President of Global Organization and Development, General Counsel

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EXHIBIT INDEX

Exhibits:	Description of Document
99.1	Press Release dated April 23, 2007, regarding results of operations
99.2	Press Release dated April 23, 2007, regarding voluntary recall